UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2013

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The information provided under Item 2.01 “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On March 8, 2013, HeritageBank of the South, a wholly owned subsidiary of Heritage Financial Group, Inc., entered into a definitive whole-bank purchase and assumption agreement with the Federal Deposit Insurance Corporation ("FDIC") to acquire Frontier Bank, a full-service bank based in LaGrange, Georgia.  The Georgia Department of Banking and Finance today closed Frontier Bank and, by Order of the Georgia Superior Court, appointed the FDIC as Receiver.

As a result of this acquisition, HeritageBank of the South assumed approximately $224 million in deposits and acquired approximately $111 million in loans.  HeritageBank of the South did not acquire any of Frontier Bank's other real estate owned.  This transaction did not involve a loss-share agreement, but is subject to an asset purchase discount of $34.8 million.

The foregoing description is a summary of the acquisition and is qualified in its entirety by reference to the entire agreement, a copy of which is attached as Exhibit 10.15 and is incorporated into this Form 8-K by reference.

ITEM 8.01.	OTHER EVENTS
On March 8, 2013, Heritage Financial Group, Inc. issued a press release announcing that HeritageBank of the South had signed a definitive whole-bank purchase and assumption agreement with the FDIC to acquire Frontier Bank.  The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.  Separately, Heritage Financial Group, Inc. will make an investor presentation available at the Company’s website (www.eheritagebank.com) and is attached as Exhibit 99.2 to this report and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

10.15	Definitive Whole-bank Purchase and Assumption Agreement dated March 8, 2013, between HeritageBank of the South and the Federal Deposit Insurance Corporation.

99.1	Press Release dated March 8, 2013.

99.2	Presentation related to the Company’s Frontier Bank FDIC-assisted acquisition on March 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: March 12, 2013	By:	/s/ T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

10.15	Definitive Whole-bank Purchase and Assumption Agreement dated March 8, 2013, between HeritageBank of the South and the Federal Deposit Insurance Corporation.

99.1	Copy of press release issued by the Company on March 8, 2013.

99.2	Presentation related to the Company’s Frontier Bank FDIC-assisted acquisition on March 8, 2013.